NATIONWIDE MUTUAL FUNDS
Nationwide Inflation-Protected Securities Fund

Supplement dated June 20, 2023
to the Summary Prospectus dated February 28, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective July 1, 2023, the table under the heading “Portfolio Management - Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Chad W. Finefrock, CFA	Senior Investment Professional	Since 2016
Nicholas J. Kern, CFA	Senior Investment Professional	Since 2023

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE